Allegheny Energy

Edison Electric Institute
Financial Conference

November 5-8, 2006

Forward-Looking Statements

In addition to historical information, this presentation contains a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  Words such as anticipate, expect, project, intend, plan, believe and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements.
These include statements with respect to: regulation and the status of retail generation service supply competition in states served by Allegheny Energy's delivery business, Allegheny Power; the closing of various agreements; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties.  There can be no assurance that actual results will not materially differ from expectations.  Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development, and other activities by Allegheny's competitors; changes in the weather and other natural phenomena; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny, its markets or its activities; the loss of any significant customers and suppliers; dependence on other electric transmission and gas transportation systems and their constraints on availability; changes in PJM, including changes to participants rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy's reports and registration statements filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. Allegheny Energy undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures as defined in the
Securities and Exchange Commission’s Regulation G. Where noted, the presentation shows certain financial information on an “as adjusted” basis, to exclude the effect of certain items as described herein. By presenting “as adjusted”
results, management intends to provide investors with a better understanding of the core results and underlying trends from which to consider past performance and prospects for the future.

Users of this financial information should consider the types of events and transactions for which adjustments have been made. “As adjusted” information should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, the “as adjusted” information is not necessarily comparable to similarly titled measures provided by other companies.

Pursuant to the requirements of Regulation G, we have attached a table that reconciles the non-GAAP financial measures in this presentation to the most directly comparable GAAP measures. The table is also available at
www.alleghenyenergy.com.

Allegheny Energy

Allegheny
Energy

Generation

Coal-fired, PJM

48.1 million MWH*

Delivery

1.6 million customers,

PA-MD-WV-VA

* 12 months ended December 31, 2005

Earnings Growth Drivers

Increase generation rates

Improve plant availability

Control O&M expense

Complete West Virginia rate case

Expand transmission system

Other growth catalysts

Allegheny Energy

$55
$50
$45
$40
$35
$30
$25
$20
2006
2007
2008
2009
2010

$400
$350
$300
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010

Pennsylvania POLR Rate

$ per MWH

Cumulative Increase in

Pre-Tax Operating Income

$ millions; estimates

Growth Driver:
Increase Generation Rates

Growth Driver:
Increase Generation Rates

                                                                                                                                                      July                                                                                       January

                                                                                                                                                      2007                                                                                        2009

State                                                                                                                            Virginia                                                                   Maryland

MWH transitioning                                                      1.0 - 3.2 million*                 3.5 million

to market-based rates

Increase in pre-tax income               $20-60 million*                   $60 million

*  annualized

Allegheny Energy

82%
78%
76%
83%
84%
85%
91%
2002
2003
2004
2005

2008

Goal

Supercritical Coal Units

Each 1% improvement provides benefit >$10 million

2006

Est.

Growth Driver:
Improve Plant Availability

2007

Goal

Allegheny Energy

2002
2003
2004
2005
2006 Est.
2007 Goal
2008 Goal

Achieve 91% Availability

Outage Factor

(supercritical units)

22%

24%

17%

16%

15%

9%

Reduce planned
outages

Reduce unplanned
outages

18%

2005

Ft. Martin 2

COMPLETED

PLANNED

Harrison 1

Harrison 3

Hatfield 1

Hatfield 3

Pleasants 2

Ft. Martin 1

Hatfield 2

Harrison 2

Pleasants 1

2006

2007

Improving Availability:
Conducting Extended Planned Outages

13%
6%*
9%
4%
14%
2%
11%
5%
Harrison #1
Ft. Martin #2
Hatfield #1
Harrison #3

12%
5%*
Average, 4 Units

Unplanned Outage Factor

Units Which Completed Extended Outages

Planned Outages: Results

      Pre-outage           Post-outage

* Including transformer failure:  Harrison 1 = 10%, average = 6%.  Post-outage average is time weighted.

Allegheny Energy

$1,186
$985
$818
$758*
<$730
2002
2003
2004
2005
2006
Est.
2007
Goal

$700-730

Growth Driver:
Control O&M Expense

*     2005 = $775 after adjustment

($ millions)

Requested $100 million net increase

Fuel, purchased power: $126 million increase

Base rates: $26 million decrease

10% net increase (residential)

Requested reinstatement of fuel cost adjustment

Proposed ROE: 11.75%

Probable effective date: late May 2007

Growth Driver:
West Virginia Rate Case

Growth Driver:
Expand Transmission System

Allegheny

Energy

Located In the Heart of PJM

Growth Driver:
Expand Transmission System

2007: enhance near-term reliability

Cost: $70 million

By 2011: construct ~210-mile line

Cost:  over $850 million (preliminary estimate)

FERC approved incentive rate treatment,
including return during construction

Separate legal entity to own, construct

85% of costs recovered from other PJM
utilities

Allegheny Energy

Prexy
502 Junction
Mt. Storm
Meadow Brook
Loudoun
Allegheny Power
Existing Lines
New 500 kV Line
Existing Substation
Proposed Substation

Approved Transmission Line

Allegheny Energy

➢

➢

Allegheny Power Service Territory
NY
Cleveland
PA
Harrisburg
OH
Pittsburgh
NJ
Baltimore
MD
Wash., D.C.
WV
VA
Charleston

Potential for Additional
Transmission Investment

Most projects under
consideration pass
through Allegheny’s
service area

PJM to select best
solutions in early
2007

Under Consideration by PJM

for 2012-2021 Plan

Other Growth Catalysts

Projected PJM

Reserve Margin

Increasing marginal heat rate

Gas will more frequently impact PJM energy prices

Improving capacity values

16% PJM Target

Provides advance price signal for capacity needs

3-year forward auction market

Potentially significant benefits to Allegheny as POLR
contracts expire

FERC decision requested by late December 2006

Other Growth Catalysts

Proposed PJM Regional Pricing Model

Improve
Environmental Performance

By 2010:

One of the cleanest coal fleets in the U.S.

2009

$500 – 550

Ft. Martin Scrubbers

2009

~$650

Hatfield Scrubbers

2008

$110

Pleasants Bypass

IN
SERVICE

       ESTIMATED
COST
($ Millions)

Allegheny Energy

400
350
300
250
200
150
100
50
0
2005
2010

Improve
Environmental Performance

SO2 Emissions

(thousands of tons)

70%

reduction

Improving financial results

Reduced debt

Improving credit statistics

Contracting generation and coal

2007 earnings growth drivers

Financial Review

Improving Financial Results

Earnings per Share

2003

2005

2004

2006

9 mos.

($2.80)

($0.37)

($1.83)

$0.47

$0.40

$0.94

$1.51

$1.46

As Reported

As Adjusted

Cash Flow
($ millions)

Cash from Operations

as reported

Free Cash Flow

(adjusted cash from operations

net of capital expenditures)

2006

9 mos.

2006

9 mos.

Allegheny Energy

$5.7
$4.9
$4.1
$3.9*
2003
2004
2005
2006 Q3

Debt Outstanding
($ billions)

*  $3.6 billion after $300 million maturity on October 1, 2006

Capital Expenditures
($ millions)

$307

~$1,000

~$500

Environmental –

other

Environmental –

securitized

All other

Transmission

Allegheny Energy

8.5
6.1
4.3
3.8
<3.5
Dec-03
Dec-04
Dec-05
Sep-06
Target

1.6
2.2
3.0
3.7
>4.0
Dec-03
Dec-04
Dec-05
Sep-06
Target

Debt/EBITDA*

EBITDA/Interest*

*  Based on adjusted EBITDA and adjusted interest for 12-month periods.  Excludes securitized debt and interest.

Credit Statistics:
Targets Remain Unchanged

Allegheny Energy

90%
85%
75%
70%
70%
2006
2007
2008
2009
2010

100%
100%
100%
100%
80%
2006
2007
2008
2009
2010

Contracting Generation
and Coal

Generation Under Contract

% of Total Projected Output

Coal Under Contract

% of Fixed-Price Commitments*

* Excludes West Virginia

2007 Earnings Growth:
Key Drivers

*2007 vs. 2006 as adjusted

positive/negative

Other factors

10

Interest expense

(30)

Higher SO2 allowance costs

(45)

Higher coal prices

--

O&M expense

10

Plant availability

positive/negative

Market prices

10

Maryland customer credit

20

Virginia rates

60

West Virginia rate case

$50

Pennsylvania generation rates

CONTRIBUTION TO PRE-TAX INCOME*
($ millions; estimates)

Supplemental Information

Earnings (Loss) Per Share

0.56

0.65

Q3

0.22

0.18

Q2

$0.68

$0.67

2006:  Q1

0.94

0.40

Year

0.02

0.02

Q4

0.45

0.21

Q3

0.08

(0.12)

Q2

$0.39

$0.29

2005:  Q1

0.47

(1.83)

Year

0.22

0.48

Q4

0.37

(2.40)

Q3

(0.21)

(0.31)

Q2

$(0.03)

$0.25

2004:  Q1

(0.37)

(2.80)

Year

(0.14)

(0.11)

Q4

0.11

(0.40)

Q3

$(0.23)

(1.82)

Q2

$(0.32)

$(0.46)

2003:  Q1

As Adjusted

As Reported

EBITDA

286.3

286.3

Q3

193.6

193.6

Q2

$322.1

$322.1

2006:  Q1

890.2

888.6

Year

162.1

162.1

Q4

274.2

254.7

Q3

192.7

210.6

Q2

$261.3

$261.3

2005:  Q1

762.5

914.0

Year

221.8

312.7

Q4

243.2

243.2

Q3

122.0

110.3

Q2

$175.5

$247.8

2004:  Q1

634.9

156.8

Year

185.6

197.4

Q4

225.3

117.3

Q3

150.1

(203.5)

Q2

$92.9

$77.6

2003:  Q1

As Adjusted

As Reported

$ millions
Reported

Allegheny Energy

$600
$500
$400
$300
$200
$100
$0
7/1/2003
9/1/2003
11/1/2003
1/1/2004
3/1/2004
5/1/2004
7/1/2004
9/1/2004
11/1/2004
1/1/2005
3/1/2005
5/1/2005
7/1/2005
9/1/2005
11/1/2005
1/1/2006
3/1/2006
5/1/2006
7/1/2006
9/1/2006
10/26/2006
AYE
Dow Electric Utilities
S&P 500

Stock Price Performance
$100 Invested on July 1, 2003

AYE: $512

Dow Electrics:
$164

S&P: $141

The Road to Growth

Enhance Operating Performance

Financial

Performance

Engaged

Employees

Environmental

Stewardship

Shareholder

Value

Operational

Excellence

VISION:

“To Be a Top Performing Utility by
Year-End 2007”

Customer

Satisfaction

Generation and Marketing:
Overview

Capacity*

* Excludes Gleason peaking unit (held for sale).  Output for year ended December 31, 2005.

Capacity:  over 9,600 MW*

Primarily base load coal-fired plants

Located in PJM (13 states)

MWH Output*

Hydro

11%

Gas

9%

Supercritical
Coal

63%

Other Coal

16%

Oil

1%

Supercritical
Coal

79%

Gas

1%

Hydro

3%

Other Coal

17%

Coal

96%

Allegheny Energy

$160
$140
$120
$100
$80
$60
$40
$20
$0
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
Capacity in MW
Oil & Gas
Allegheny
973 MW
Coal
Allegheny
7,604 MW
Hydro
Nuclear
Allegheny
58 MW
Pumped Storage
Allegheny 1,035
2006 Average
2006 Peak

Low-Cost Generation Fleet

Allegheny has an advantaged dispatch in PJM

PJM Dispatch Cost (Ozone Season): $/MWh

Allegheny Supercritical Coal Units

Dispatch Cost

Allegheny – Other Units

Assumptions:  natural gas delivered at approximately $8.00/mmBTU; coal at approximately $2.75/mmBTU; SO 2 at $670/ton; NOx at $1,750/ton.

World’s largest competitive power market

Over 51 million people

700 million MWH of energy annually

163,500 MW of capacity

Nation’s most liquid spot power market

Model for FERC’s proposed Standard Market
Design

Provides transactional flexibility: contracts not
required

Generation and Marketing:
PJM -- An Attractive Market

$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
2005
2006
2007
2008

Growth Driver:
Transition to Market-Based Rates

Market: Current*

POLR: Maryland

Generation Rates

$ per MWH

* As of October 9, 2006

Allegheny Energy

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Spending, $ millions
1996
1998
2000
2002
2004
2006
2008
2010
14%
12%
10%
8%
6%
4%
2%
0%
Unplanned Outage Factor, %

Improving Performance,
Reducing Spending

O&M and Capital*

Unplanned outage
factor

High
Performance

Under-investment

Re-investment

Reduce
spending

* Special maintenance O&M and capital for supercritical coal units.  Excludes environmental spending.

Goal

Exposure to
SO2 Allowance Market

SO2 Emissions

in Excess of Allowances

(tons; estimated as of October 2006)

*    Approximately 75% of 2007 and 2008 short position is at  Monongahela
Power

2006                                                                                                       -0-

2007                                                                               40,000*

2008                                     40,000 - 80,000*

Allegheny Energy

$35
$38
$39
$41
$42
$43
2005
2006
2007
2008
2009
2010

Coal:
Average Delivered Cost/Ton
Existing Contracts Only

Only 15% of Coal
Delivered by Rail

Note:  Some barge coal originates on short line railroads.

Rail

15%

Barge

49%

Conveyor

15%

Truck

21%

Coal Delivery Methods

2006

Delivery and Services:
Overview

In 4 states (PA, WV, MD,
VA)

1.6 million electric customers

Load growth: 2.0% compounded
annually (1995-2005; retail)

Allegheny Power

West Penn
Power

Monongahela
Power

Potomac
Edison

VIRGINIA

CHARLESTON

OHIO

HARRISBURG

MARYLAND

KENTUCKY

PENNSYLVANIA

CLEVELAND

BALTIMORE

PITTSBURGH

WASHINGTON, DC

WEST

VIRGINIA

Delivery and Services:
Retail Revenue Mix, 2005

By State

By Customer Class

Residential

43%

Industrial

31%

Commercial

25%

Other

1%

Allegheny Energy

12.00
10.00
8.00
6.00
4.00
2.00
0.00
7.10
11.11
7.01
6.27
6.89
8.38
6.82
7.49
Pennsylvania
West Virginia
Maryland
Virginia
Allegheny Power
State Average

Delivery and Services:
Competitive Rates

National
Average =
10.62 ¢/kWh

Residential Rates

¢/kWh as of January 1, 2006

1      Generation rate caps include rate increases in each year, 2006-2010.

2      One-time T&D increase can be requested through 2007. After 2007, can request recovery of purchased power and annual incremental T&D reliability and environmental costs, and one additional T&D cost increase.

Regulatory Timeline

2006

2008

2009

2010

T&D

Generation

T&D

Gen. - Res.

Through 2007

2

Gen. - Com. & Ind.

T&D

and

Generation

Regulated

Capped through 2008

Market-based

Market-based

Regulated

Distribution capped through 2007

Increases through 2010

1

2007

Through 2010

2

State

WV

T&D

and

Generation

Regulated

PA

MD

VA